UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2025

UPEXI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 N. Rocky Point Drive, Suite 240 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

(701) 353-5425

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UPXI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Secured Convertible Note Offering

On July 16, 2025, Upexi, Inc., a Delaware corporation (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain investors (the “Purchasers”) and a designated collateral agent (the “Agent”), pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering (the “Note Offering”) secured convertible notes (the “Notes”) in exchange for locked and spot Solana in the aggregate, original principal amount of $151,169,169.

The Notes mature on the second anniversary of the closing and bear interest at a rate of two percent (2%) per annum and may not be prepaid by the Company. The principal owed under the Notes may be converted at any time by the holder into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) at a conversion price of $4.25 per share (the “Conversion Price”).  No Purchaser may convert their Note into more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance shares of Common Stock issuable upon conversion of the Notes. Interest is to be paid to the holder on a quarterly basis in cash.

Also on July 16, 2025, the Company and the Agent entered into a Security Agreement (the “Security Agreement”), pursuant to which the Notes are secured by a first-priority lien on the Company’s “Digital Asset Account,” which holds all of the Company’s Solana and other cryptocurrencies and collateral acquired after the closing date and all such successor accounts, the proceeds of such accounts and information related to the account. The Security Agreement sets forth the requirements of the Company in pledging all of the requisite assets as collateral (as set forth in the Security Agreement), and the ability for the Agent to exercise its rights on behalf of the Purchasers as are granted in such cases in an event of default or as otherwise prescribed therein. The Security Agreement contains other customary terms, conditions, and covenants for similar agreements.

As previously disclosed, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), dated July 11, 2025, pursuant to which A.G.P agreed to serve as the exclusive placement agent for the Company in connection with the Offering. The Company agreed to pay A.G.P a cash fee equal to 5.0% of the gross cash proceeds received in the Offering. In addition, the Company agreed to reimburse A.G.P for up to $150,000 of its legal fees and other out-of-pocket expenses in connection with the previously consummated equity offering on July 14, 2025 (the “Equity Offering”), as well as non-accountable expenses incurred by A.G.P for up to $25,000 in connection with the Equity Offering. Pursuant to the Placement Agency Agreement, without the prior written consent of the Purchasers, the Company shall be subject to securities issuance restrictions as described in the Purchase Agreements. The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

Concurrently with the Purchase Agreements, on July 16, 2025, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) providing for the resale of the Conversion Shares within 30 days of the closing of the Note Offering, to have such registration statement declared effective with 60 days of the filing date (or 75 days, if the Securities and Exchange Commission conducts a full review), and to maintain the effectiveness of such registration statement.

The foregoing summaries of the Notes, the Purchase Agreements, the Security Agreement, the Placement Agency Agreement, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

The Notes were offered pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

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Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the Notes is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01 Other Events.

On July 17, 2025, the Company issued a press release announcing the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
4.1*	Form of Secured Convertible Promissory Note
10.1*	Form of Securities Purchase Agreement, dated as of July 2025, between Upexi, Inc. and each Purchaser (as defined therein)
10.2*	Form of Security Agreement, dated as of July 2025, between Upexi, Inc. and Seller
10.3	Placement Agency Agreement, dated July 11, 2025, between Upexi, Inc. and A.G.P/Alliance Global Partners (incorporated by reference to Exhibit 10.2 on the Form 8-K filed with the SEC on July 16, 2025)
10.4*	Form of Registration Rights Agreement, dated as of July 2025, between Upexi, Inc. and each Purchaser (as defined therein)
99.1	Press Release dated July 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: July 18, 2025	By:	/s/ Andrew Norstrud
	Name:	Andrew Norstrud
	Title:	Chief Financial Officer

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